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             SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549


                          Form 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2001


                    THE LACLEDE GROUP, INC.
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   (Exact name of registrant as specified in its charter)

             Missouri               1-16681                 74-2976504
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 (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)         File Number)        Identification No.)

    720 Olive Street        St. Louis, Missouri              63101
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
                                                   --------------

                            NONE
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    (Former name or former address, if changed since last report)




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Item 7.        Exhibits.

     See the Index to Exhibits.


Item 9.        Regulation F.D.

     On December 13, 2001 the Company issued its news release attached as Exhibit 1.





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                         SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE LACLEDE GROUP, INC.
                              (Registrant)



                              By:/s/ Gerald T. McNeive, Jr.
                                 --------------------------
                                 Gerald T. McNeive, Jr.
                                 Senior Vice President



December 13, 2001
     (Date)



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                     Index to Exhibits


Exhibit No.
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     1    The Laclede Group news release dated December 13, 2001.